UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

BRIGHTSPHERE Investment Group plc

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On August 2, 2018, BrightSphere Investment Group plc (the “Company”) issued a press release and presentation materials setting forth its financial and operating results for the quarter ended June 30, 2018. Copies of the press release and the presentation materials are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2018, the Board of Directors of the Company elected Reginald Love as an independent Director of the Company, effective as of August 1, 2018.

Mr. Love has served as a Partner at RON Transatlantic EG (“Transatlantic”), an international financial holding company with private equity investments in the financial services, logistics, energy, industrial and beer sectors in the United States, Latin America and Europe. Mr. Love’s work focuses on financial services and energy investments at Transatlantic. Prior to joining Transatlantic, Mr. Love served in the Executive Office of the President of the United States and as a personal aide to President Obama from 2007-2011. Mr. Love graduated from Duke University in 2005 and holds an MBA from The Wharton School at the University of Pennsylvania. He serves on the Board of Directors of Organize.org, Providence Day School, TeamWorks and the Center for Environmental Farming Systems.

Mr. Love will receive cash compensation for his service as a Director in accordance with the Company’s Non-Employee Director Compensation Policy, the components of which were disclosed in the Company’s Proxy Statement for its 2018 Annual General Meeting, filed on April 30, 2018. In addition, Mr. Love will be eligible to receive an annual grant of restricted share units of the Company pursuant to the Company’s Non-Employee Director Equity Incentive Plan, in the amount of $100,000 (which such grant will be prorated for service during 2018).

A copy of the press release announcing Mr. Love’s election is furnished as Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The information in Item 2.02 and the information filed as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

Exhibit No.	Description

99.1	Earnings press release issued by the Company on August 2, 2018
99.2	Second quarter 2018 earnings presentation of BrightSphere Investment Group plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	August 2, 2018	BRIGHTSPHERE INVESTMENT GROUP PLC

		By:	/s/ DANIEL K. MAHONEY
		Name:	Daniel K. Mahoney
		Title:	Head of Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings press release issued by the Company on August 2, 2018
99.2	Second quarter 2018 earnings presentation of BrightSphere Investment Group plc